Exhibit 10(b)

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Bremer Investment Funds, Inc. (the “Fund”) on Form N-CSR for the fiscal year ended September 30, 2003 (the “Report”), each of the undersigned officers of the Fund certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that:

1.  The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Fund.

/s/ Catherine T. Kelly
Catherine T. Kelly
President

Date: December 9, 2003

/s/ Richard A. DiNello
Richard A. DiNello
Treasurer

Date: December 9, 2003

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.